ISSUANCE OF ORDINARY SHARES	12 Months Ended
Dec. 31, 2015
ISSUANCE OF ORDINARY SHARES [Abstract]
ISSUANCE OF ORDINARY SHARES

25. ISSUANCE OF ORDINARY SHARES

The Company's authorized share capital is US$10,000,000 comprising 500,000,000 ordinary shares with a par value of US$0.00002 each. On September 25, 2013, the Company closed a follow-on public offering of 17,480,000 ordinary shares (4,370,000 ADSs) and received aggregated net proceeds of approximately $67.8 million, after deducting discounts and commissions but before offering expenses. On January 22, 2014, the Company closed a follow-on public offering of 15,000,000 ordinary shares (3,750,000 ADSs) and received aggregated net proceeds of approximately $126.3million, after deducting discounts and commissions but before offering expenses.

As of December 31, 2014 and 2015 the Company's issued and outstanding shares were 124,292,030 and 125,473,930, respectively.